SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                       ---------------------------

                               FORM 8-K



                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):    November 14, 2002
                                                 -------------------------



                         EAGLE SUPPLY GROUP, INC.
---------------------------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




         Delaware                     000-25423               13-3889248
----------------------------   ------------------------    ---------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     Incorporation)                 Identification             Number)




122 East 42nd Street, Suite 1116, New York, NY                  10168
----------------------------------------------             ---------------
  (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:         (212) 986-6190
                                                           ----------------

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.


Exhibit No.   Description
-----------   -----------

   99.1 Certificate of Principal Executive Officer, dated November 14, 2002, pursuant to 18 U.S.C. Section 1350 of the
              Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

   99.2 Certificate of Principal Financial Officer, dated November 14, 2002, pursuant to 18 U.S.C. Section 1350 of the
              Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.


Item 9.	Regulation FD Disclosure.

     On November 14, 2002, Eagle Supply Group, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 ("Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the certifications of the Company's chief executive officer, Douglas P. Fields, and chief financial officer, Frederick M. Friedman, were submitted to the Securities and Exchange Commission with the Form 10-Q as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     These certificates are being furnished herewith solely to accompany the Form 10-Q pursuant to 18 U.S.C. Section 1350 and, in accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibits thereto) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.



   [Rest of Page Intentionally Blank.  Signature on Following Page.]

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EAGLE SUPPLY GROUP, INC.


Date:   November 14, 2002           By:  /s/ Douglas P. Field
                                       ------------------------------
                                       Douglas P. Fields
                                       President and Chief
                                       Executive Officer

                           EXHIBIT INDEX
                           -------------

Exhibit No.   Description
-----------   -----------

  99.1 Certificate of Principal Executive Officer, dated November 14, 2002, pursuant to 18 U.S.C. Section 1350 of the
              Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

  99.2 Certificate of Principal Financial Officer, dated November 14, 2002, pursuant to 18 U.S.C. Section 1350 of the
              Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.